UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 5, 2025
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2225 Lawson Lane
Santa Clara, California 95054
(Address of principal executive offices and Zip Code)
(408) 501-8550
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2025, the shareholders of ServiceNow, Inc. (the “Company”) approved an Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Charter”) to effect a 5-for-1 stock split (the “Stock Split”) of the Company's common stock, with a proportionate increase in the number of shares of authorized common stock. The Amended and Restated Charter will become effective at 4:05 p.m. Eastern Time on December 17, 2025.

As a result of the Stock Split, each Company shareholder of record at the close of market on December 16, 2025, will receive four additional shares for each share of Common Stock held as of such date, which will be reflected in their accounts on or about December 17, 2025. Trading is expected to begin on a split-adjusted basis on or about December 18, 2025.

The foregoing description of the Amended and Restated Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Charter, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Shareholder approval of the Amended and Restated Charter occurred at a Special Meeting of Shareholders on December 5, 2025. The voting results on the proposal to approve the Amended and Restated Charter were as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
182,387,630	61,141	46,127	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	3.1	Amended and Restated Certificate of Incorporation of ServiceNow, Inc.
	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Russell S. Elmer
Russell S. Elmer General Counsel

Date: December 5, 2025